                                                                  Exhibit 23.1


                       CONSENT OF INDEPENDENT AUDITORS



THE BOARD OF DIRECTORS
THE DII GROUP, INC.:

We consent to the use of our report dated January 28, 1997, incorporated by reference in the registration statement on Form S-4 of the DII Group, Inc. and subsidiaries, and to the reference to our firm under the heading "Experts" in the prospectus.




                                    KPMG PEAT MARWICK LLP



Denver, Colorado
November 12, 1997